UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2005

                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                        Commission File Number: 001-12079

                I.R.S. Employer Identification Number: 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
          (Address of principal executive offices and telephone number)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  --  DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b), (c) On December 12, 2005, the Board of Directors of Calpine Corporation (the "Company") named Robert P. May as its new Chief Executive Officer and unanimously elected Mr. May as a member of the Company's Board of Directors. Effective with the appointment of Mr. May, Kenneth T. Derr, who had been acting Chief Executive Officer since November 28, 2005, has stepped down as Chief Executive Officer. Mr. Derr will continue to serve as Chairman of the Company's Board of Directors.

     Over the past 30 years, Mr. May has served in various senior management and executive positions, most recently as non-executive chairman of the board of HealthSouth Corporation from July 2004 to October 2005. Mr. May, who had joined HealthSouth Corporation's board in 2002, also served as interim CEO of HealthSouth Corporation from March 2003 to May 2004 and as interim president of its outpatient and diagnostic division from August 2003 to January 2004. In addition, from January 2005 to August 2005, Mr. May served as interim CEO of Charter Communications Inc., where he has been a member of the board of directors since October 2004. Mr. May served as chief executive officer and as a member of the board of directors of PNV, Inc. from March 1999 to March 2001. Mr. May was chief operating officer and a member of the board of directors of Cablevision Systems Corp. from 1996 to 1998. Since 2001, Mr. May has served as principal of RPM Systems, a strategic and private investing consulting firm. Currently, Mr. May continues to serve as a member of the board of directors of Charter Communications and also serves as a member of the advisory board of Deutsche Bank Americas.

     The Company expects to enter into an employment agreement with Mr. May in the near future, and will provide the information required by Form 8-K with respect to such agreement when it is entered into.

     On December 12, 2005, the Company issued a press release regarding the foregoing. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

          99.1 Press Release dated December 12, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       -------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: December 16, 2005

                                  EXHIBIT INDEX




               Exhibit                Description
               -------   -------------------------------------
               99.1      Press release dated December 12, 2005

================================================================================

EXHIBIT 99.1

                                                                    NEWS RELEASE



Media Relations: Katherine Potter               Investor Relations: Rick Barraza
                 408-792-1168                                       408-792-1125
                 kpotter@calpine.com                           rickb@calpine.com

                                                                    Karen Bunton
                                                                    408-792-1121
                                                             kbunton@calpine.com


           Calpine Names Robert P. May as New Chief Executive Officer

     (SAN JOSE, Calif.) /PR Newswire - First Call/ Dec. 12, 2005 - Calpine Corporation [OTC Pink Sheets:CPNL] announced today that its Board of Directors has named Robert P. May as Calpine's new Chief Executive Officer and member of the Board. Mr. May succeeds Acting Chief Executive Officer Kenneth T. Derr, who will continue serving as Calpine's Chairman of the Board.

     "Calpine is exceptionally fortunate to have Bob May at the helm, especially during this important period of transition," stated Mr. Derr. "We are excited about what Bob brings to Calpine. His leadership qualities, experience and knowledge will help lead Calpine through a critical period in the company's history. And his proven ability to implement and manage operational and financial improvements - as he successfully demonstrated at HealthSouth, Charter Communications, FedEx and Cablevision - are what we need to help enhance the value of Calpine, strengthen operations and address current financial challenges."

     Mr. May said, "I am honored to have the opportunity to lead Calpine. The Board, management team, and I have a solid understanding of the challenges that lay ahead. We are committed to successfully addressing our operational and financial issues in the best interests of all stakeholders. In short, we need to reduce our debt levels, improve our balance sheet and align our business strategy and operational structure with the current economic climate and energy market conditions."

     Over the past 30 years, Mr. May, age 56, has served in various senior management and executive positions. Most recently, he served as non-executive Chairman of the Board of HealthSouth from July 2004 to October 2005, and as Interim President and Chief Executive Officer of Charter Communications from January 2005 to August 2005.

     At Cablevision Systems, Corp., where he was Chief Operating Officer and a director from 1996 to 1998, Mr. May was part of the executive team that helped transition the company through new operating strategies and the use of new technologies. From 1973 to 1993, Mr. May held several senior executive and operational positions at Federal Express Corporation, where he was most recently President, Business Logistics, and was a Board member of HealthSouth Corporation, a national provider of healthcare services, since October 2002. He also served as HealthSouth's Interim Chief Executive Officer from March 2003 until May of 2004, and as Interim President of its Outpatient and Diagnostic Division from August 2003 to January 2004. Currently, he serves as a member of Charter Communications' Board of Directors and Deutsche Bank of Americas Advisory Board.

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states and in three Canadian provinces and is building a plant in Mexico. Its customized products and services include wholesale and retail electricity, gas turbine components and services, energy management, and a wide range of power plant engineering, construction and maintenance, and operational services. Calpine was founded in 1984. For more information, visit http://www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results including the risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004, and in its Quarterly Report on Form 10-Q for the three months ended September 30, 2005, which can also be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.